UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2017

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		81-0422894
(State of incorporation)		(IRS Employer
Identification No.)
0-13063
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed on Scientific Games Corporation’s (the “Company” or “SGMS”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 20, 2017, the Company entered into an Arrangement Agreement (the “Arrangement Agreement”), among the Company, Bally Gaming And Systems UK Limited, a UK company and a wholly owned subsidiary of SGMS (“AcquireCo”), and NYX Gaming Group Limited, a Guernsey company (“NYX”) pursuant to which AcquireCo has agreed to acquire all issued and outstanding ordinary shares of NYX at a purchase price of CAD $2.40 per share in cash, without interest (the “Acquisition”).

On November 21, 2017, the Company, AcquireCo and NYX entered into the First Amendment to Arrangement Agreement amending the Arrangement Agreement (the “Amendment”).  Pursuant to the terms of the Amendment, among other things, the Company and NYX agreed that the Company will be obligated to make a contractual takeover offer to any and all NYX shareholders pursuant to Part XVIII of the Companies (Guernsey) Law, 2008 (as amended) (the “Takeover Offer”) if: (i) the required approval by NYX shareholders  is not obtained at the shareholder meetings to be held on December 20, 2017, (ii) the scheme order is not obtained at the scheme sanction hearing of the Royal Court of Guernsey, (iii) the Company and NYX mutually consent to the Takeover Offer or (iv) upon ten (10) days notice by NYX to the Company that it has reasonably determined, in good faith, that effecting the Acquisition by way of the Takeover Offer would reasonably be expected to increase the likelihood that the Acquisition will be consummated.

The Takeover Offer would include a minimum tender condition, which requires the Company to acquire no less than one NYX ordinary share more than 50% of the ordinary shares of NYX issued and outstanding (including any ordinary shares of NYX beneficially owned by the Company prior to the consummation of the takeover offer) or as otherwise required by applicable law.  The Takeover Offer would be for a purchase price of CAD $2.40 per share in cash.

Additional Information

Other than as expressly modified pursuant to the Amendment, the Arrangement Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2017, remains in full force and effect.

The Amendment is attached as an Exhibit to this Current Report on Form 8-K to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company.

The foregoing summary of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

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Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” and “forward-looking information” (collectively “forward-looking statements”) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws.  Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “estimate,” “should,” “could,” “potential,” “opportunity,” or similar terminology.  These statements are based upon management’s current expectations, beliefs, assumptions and estimates and are not guarantees of timing, future results or performance.  Similarly, statements herein that describe the proposed transaction, including its financial impact, and other statements of management’s expectations, beliefs, assumptions, estimates and goals regarding the proposed transaction are forward-looking statements.  It is uncertain whether any of the events or results anticipated by the forward-looking statements (including consummation of the proposed transaction) will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of SGMS’ stock.  These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to:  uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transaction; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of NYX’s shareholders and the approval of the Royal Court of Guernsey; the ability to obtain required regulatory and gaming approvals at all or in a timely manner; the ability to obtain the debt financing necessary to consummate the proposed transaction; potential litigation related to the proposed transaction; disruption of NYX’s or SGMS’ current plans and operations as a result of the proposed transaction; the ability of NYX or SGMS to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of SGMS to successfully integrate NYX’s operations, product lines and technology; the diversion of management’s attention from SGMS’ and NYX’s ongoing business operations; the ability of SGMS to implement its plans, forecasts and other expectations with respect to NYX’s business after the completion of the transaction and realize additional opportunities for growth and innovation; potential adverse effects due to foregoing opportunities that SGMS might otherwise pursue absent the pendency of the proposed transaction; the ability of SGMS to realize the anticipated synergies from the proposed transaction in the anticipated amounts or within the anticipated timeframes or costs expectations or at all; the ability to maintain relationships with SGMS’ and NYX’s respective employees, customers, other business partners and governmental authorities; and the other risks, uncertainties and important factors contained and identified (including under the heading “Risk Factors”) in SGMS’ filings with the SEC, such as its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K, and NYX’s filings with Canadian securities regulators, any of which could cause actual results to differ materially from the forward-looking statements.  The forward-looking statements included in this document are made only as of the date hereof and SGMS does not undertake any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.  To the maximum extent permitted by law, none of SGMS, its directors, employees or agents accepts any liability for any loss arising from the use of NYX information contained in this document. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Arrangement Agreement, dated as of November 21, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: November 27, 2017	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to Arrangement Agreement, dated as of November 21, 2017, among Scientific Games Corporation, Bally Gaming And Systems UK Limited and NYX Gaming Group Limited.

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